SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                                   ________

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 OR 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)          February 22, 1996
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                             UNISYS CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)



   Delaware                  1-8729                    38-0387840
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(State or Other      (Commission File Number)        (IRS Employer
Jurisdiction of                                    Identification No.)
Incorporation)



                   Township Line and Union Meeting Roads,
                      Blue Bell, Pennsylvania  19424
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           (Address of Principal Executive Offices)  (Zip Code)



                             (215) 986-4011
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          (Registrant's telephone number, including area code)

Item 5.    Other Events.

On February 22, 1996, the Board of Directors of Unisys Corporation (the "Company") extended the Company's Preferred Share Purchase Rights (the "Rights") for five additional years. The Rights are now set to expire on March 17, 2001.


Item 7.    Exhibits.

4.  Amendment No. 1, dated as of February 22, 1996, to the Rights
    Agreement, dated as of March 7, 1986, between Unisys Corporation (then named Burroughs Corporation) and Harris Trust Company of New York, As Rights Agent.
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                                SIGNATURE
                                ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                UNISYS CORPORATION


Date: February 26, 1996         By:  /s/Harold S. Barron
                                     ____________________________
                                     Harold S. Barron
                                     Senior Vice President,
                                     General Counsel and
                                     Secretary
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                              EXHIBIT INDEX
                              -------------


Exhibit
No.

4.  Amendment No. 1, dated as of February 22, 1996, to the Rights
    Agreement, dated as of March 7, 1986, between Unisys Corporation (then named Burroughs Corporation) and Harris Trust Company of New York, as Rights Agent.

                                                                   EXHIBIT 4

                     AMENDMENT NO. 1 TO RIGHTS AGREEMENT
                     -----------------------------------

AMENDMENT, dated as of February 22, 1996, to the Rights
Agreement, dated as of March 7, 1986 (the "Rights Agreement"), between Unisys Corporation, a Delaware corporation (then named
Burroughs Corporation) (the "Company"), and Harris Trust Company of New York, as Rights Agent (the "Rights Agent").

The Company and the Rights Agent have heretofore executed and entered into the Rights Agreement. Pursuant to Section 26 of the Rights Agreement, the Company and the Rights Agent may from time to time supplement or amend the Rights Agreement in accordance with the provisions of Section 26 thereof. All acts and things necessary to make this Amendment a valid agreement, enforceable according to its terms, have been done and performed, and the execution and delivery of this Amendment by the Company and the Rights Agent have been in all respects duly authorized by the Company and the Rights Agent.

In consideration of the foregoing and the mutual agreements set forth herein, the parties hereto agree as follows:

1. Subsection (a)(i) of Section 7 of the Rights Agreement shall be deleted in its entirety and replaced with the following:

    (i)  the close of business on March 17, 2001 (the
         "Final Expiration Date"), or

2. This Amendment to the Rights Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

3. This Amendment to the Rights Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed an original and all such counterparts shall together constitute but one and the same instrument. Terms not defined herein shall, unless the context otherwise requires, have the meanings assigned to such terms in the Rights Agreement.

4. Except as expressly set forth herein, this Amendment to the Rights Agreement shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Rights Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

5. If any term, provision, covenant or restriction of this Amendment to the Rights Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment to the Rights Agreement, and of the Rights Agreement, shall remain in full force and effect and shall in no way be affected, impaired or invalidated
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IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and attested, all as of the date and year first above written.

Attest:                          UNISYS CORPORATION



By:  /s/ Nancy S. Sundheim       By:  /s/ Harold S. Barron
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Attest:                          HARRIS TRUST COMPANY OF NEW YORK



By:  /s/ Richard C. Carlson      By:  /s/ Charles V. Zade
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